UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Chronimed Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     ☑      No fee required.

     ☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies

     (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

     ☐ Fee paid previously with preliminary materials.

     ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

10900 Red Circle Drive
Minnetonka, Minnesota 55343

IMPORTANT NOTICE AND REMINDER TO VOTE YOUR PROXY

Dear Stockholders of Chronimed Inc.:

          You should already have received a joint proxy statement/prospectus for the Special Meeting of Stockholders of Chronimed Inc. to be held on March 9, 2005 beginning at 9:00 a.m., Central Standard Time, at the Sofitel Minneapolis, 5601 West 78th Street, Bloomington, Minnesota 55439. At the special meeting, you will be asked to approve our proposed merger with MIM Corporation.

          We have become aware that a very small number of the joint proxy statement/ prospectuses were collated improperly, causing pages 39 through 62 and A-1 through A-22 to have been omitted and certain other pages to have been duplicated. If your joint proxy statement/prospectus contains such an error, please call MacKenzie Partners, Inc. to receive without cost a corrected copy. In addition, you can access the joint proxy statement/prospectus on the Securities and Exchange Commission’s Internet website at http://www.sec.gov.

          IF YOU HAVE NOT ALREADY DONE SO, PLEASE VOTE YOUR SHARES TODAY. Remember – every share and every vote counts! You may vote by telephone, by the Internet or by completing and mailing a proxy card, following the instructions included with the proxy card. For your convenience, we have enclosed an additional proxy card and return envelope.

          The Chronimed Board of Directors has determined that the proposed merger with MIM is in the best interests of Chronimed and its stockholders and recommends that you vote for the proposals identified on the proxy card.

          If you have any questions, please call MacKenzie Partners. You can reach MacKenzie Partners at (800) 322-2885 (toll free) or (212) 929-5500 (collect).

          Thank you in advance for voting promptly.

Sincerely,

Kenneth S. Guenthner
General Counsel and Secretary

February 11, 2005

CHRONIMED INC.

SPECIAL MEETING OF STOCKHOLDERS

Wednesday, March 9, 2005
9:00 a.m.

Sofitel Minneapolis

5601 West 78th Street

Bloomington, Minnesota 55439

Chronimed Inc. 10900 Red Circle Drive Minnetonka, Minnesota 55343	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting of Stockholders on March 9, 2005.

The undersigned, having duly received the Notice of Special Meeting and the Joint Proxy Statement/Prospectus that accompanies this proxy, appoints Henry F. Blissenbach and Kenneth S. Guenthner, referred to as the Named Proxies, and each of them as proxies (each with the power to act alone and with the power of substitution and recommendation) for the undersigned, to represent and vote all the shares of common stock of Chronimed Inc., which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the “Special Meeting”) to be held at the Sofitel Minneapolis, 5601 West 78th Street, Bloomington, Minnesota 55439 on March 9, 2005 beginning at 9:00 a.m. local time, and at any adjournments or postponements thereof.

The shares of stock you hold in your account will be voted as you specify below. If no direction is specified by the stockholder, this proxy will be voted “FOR” the proposals listed on the reverse side of this proxy.

The Board of Directors recommends a vote “FOR” the proposals to (1) approve and adopt the Agreement and Plan of Merger, dated as of August 9, 2004, as amended on January 3, 2005, by and among MIM Corporation, Chronimed Acquisition Corp., a wholly owned subsidiary of MIM Corporation, and Chronimed, and approve the merger contemplated by the merger agreement, pursuant to which Chronimed will become a wholly owned subsidiary of MIM Corporation and the shareholders of Chronimed will receive 1.12 shares of MIM common stock for each outstanding share of Chronimed common stock owned immediately prior to the effective date of the merger and (2) approve any motion to adjourn or postpone the Chronimed special meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposal.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on March 8, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/chmd/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on March 8, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Chronimed Inc., c/o Shareholder ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

Ú Please detach here Ú

1.
To approve and adopt the Agreement and Plan of Merger, dated as of August 9, 2004, as amended on January 3, 2005, by and among MIM Corporation, Chronimed Acquisition Corp., a wholly owned subsidiary of MIM Corporation, and Chronimed, and approve the merger contemplated by the merger agreement, a copy of which is attached as Annex A to the Joint Proxy Statement/Prospectus accompanying this proxy, pursuant to which Chronimed will become a wholly owned subsidiary of MIM Corporation and the shareholders of Chronimed will receive 1.12 shares of MIM common stock for each outstanding share of Chronimed common stock owned immediately prior to the effective date of the merger.
	☐ For	☐ Against	☐ Abstain

2.
To approve any motion to adjourn or postpone the Chronimed special meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposal.
	☐ For	☐ Against	☐ Abstain

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. The undersigned acknowledges receipt from Chronimed prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Joint Proxy Statement/Prospectus relating to the merger.

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.